UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811-03336

Exact name of registrant as specified in charter:	Prudential Jennison Blend Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French 655 Broad Street, 17th Floor Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2020

Date of reporting period:	8/31/2020

Item 1 – Reports to Stockholders

PGIM JENNISON BLEND FUND

ANNUAL REPORT

AUGUST 31, 2020

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgim.com/investments), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2020 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Blend Fund informative and useful. The report covers performance for the 12-month period that ended August 31, 2020.

During the first half of the period, the global economy remained healthy—particularly in the US—fueled by rising corporate profits and strong job growth. The outlook changed dramatically in March as the coronavirus outbreak quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth approximately $3 trillion that offered an economic lifeline to consumers and businesses.

While stocks climbed throughout the first half of the period, they fell significantly in March amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. As states reopened their economies in the spring and early summer, a strong equity market rally helped stocks around the globe post gains during the period.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low. In March, the Fed took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Blend Fund

October 15, 2020

PGIM Jennison Blend Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 8/31/20
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A
(with sales charges)	16.60	10.17	11.80	—
(without sales charges)	23.38	11.42	12.43	—
Class C
(with sales charges)	21.08	10.49	11.57	—
(without sales charges)	22.08	10.49	11.57	—
Class Z
(without sales charges)	23.68	11.73	12.76	—
Class R6
(without sales charges)	23.69	N/A	N/A	12.14 (10/26/17)
Russell 3000® Index
	21.44	13.86	14.94	—
S&P 500 Index
	21.93	14.45	15.15	—

Average Annual Total Returns as of 8/31/20 Since Inception (%)
				Class R6 (10/26/17)
Russell 3000 Index				12.99
S&P 500 Index				13.67

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Russell 3000 Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period (August 31, 2010) and the account values at the end of the current fiscal year (August 31, 2020) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Blend Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	None	None

Benchmark Definitions

Russell 3000 Index—The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest US companies representing approximately 98% of the investable US equity market. The Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is reconstituted annually to ensure new and growing equities are included.

S&P 500 Index—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 8/31/20

Ten Largest Holdings	Line of Business	% of Net Assets
Apple, Inc.	Technology Hardware, Storage & Peripherals	4.2%
Tesla, Inc.	Automobiles	3.3%
Amazon.com, Inc.	Internet & Direct Marketing Retail	3.0%
Microsoft Corp.	Software	2.6%
AstraZeneca PLC (United Kingdom), ADR	Pharmaceuticals	1.8%
Facebook, Inc. (Class A Stock)	Interactive Media & Services	1.7%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	1.6%
Netflix, Inc.	Entertainment	1.5%
NVIDIA Corp.	Semiconductors & Semiconductor Equipment	1.5%
Adobe, Inc.	Software	1.3%

Holdings reflect only long-term Investments and are subject to change.

PGIM Jennison Blend Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison Blend Fund’s Class Z shares returned 23.68% in the 12-month reporting period that ended August 31, 2020, outperforming the 21.44% return of the Russell 3000 Index (the Index).

What were the market conditions?

•

Markets were extremely volatile during the reporting period, unsettled by US-China trade discord and the spread of COVID-19, the disease caused by a novel coronavirus that originated in China in 2019. Stocks peaked at new highs on February 19, 2020, then dropped more than 30% in only 25 trading days as the outbreak spread around the globe, disrupting markets and everyday life.

•

The US political landscape was likewise unsettled, as investigations of interference in the 2016 presidential election unfolded, impeachment hearings against President Trump proceeded, the 2020 election cycle ramped up, and leaders politicized the COVID-19 pandemic.

•

Equity markets—led by the information technology sector—rebounded strongly in the period’s final quarter, but the COVID-19 pandemic’s economic damage continued to accumulate. Growth-oriented stocks significantly outperformed their value-oriented peers.

•

The Chicago Board Options Exchange Volatility Index jumped 39% over the period as investors grappled with uncertainty related to the COVID-19 pandemic. The price of West Texas Intermediate crude oil declined nearly 23%. All precious metals prices advanced, with gold gaining 29.4% as investors fled to the “safe-haven” metal.

•	US gross domestic product (GDP) plummeted 32.9% in the second quarter of 2020. Policymakers responded to these events with historic monetary and fiscal actions.

•

Within the Index, healthcare, materials, and information technology sectors gained the most ground over the period. Energy was the worst performer. Defensive-oriented sectors such as real estate and utilities also declined, along with financials.

What worked?

•	Consumer discretionary positions were noteworthy positive contributors to the Fund’s absolute and Index-relative performance during the reporting period.

•

Tesla Inc., an electric car manufacturer, surged on impressive financial results made possible by solid production, increased capacity, and strong execution. The stock’s advance reflected continued strong demand, with indications that production returned to pre-COVID-19 levels.

8	Visit our website at pgim.com/investments

•

Online retailer Amazon.com Inc. continues to benefit from economies of scale and its platform-based business model. Through reinvestment in its businesses, the company continues to strengthen its competitive edge. Its Amazon Web Services business is an additional driver of revenue and profit. Amazon’s secular growth profile looks even stronger in the current environment, as social-distancing and shelter-in-place directives are renewing attention to the value, utility, and resilience of e-commerce and cloud-computing business models.

•	Successful security selection within information technology contributed to absolute and relative results, while overweight allocations to the sector marginally offset overall gains.

•

With its huge installed base, Apple Inc. has been benefiting from rapid growth in service business subscriptions (e.g., apps, music)—a key source of recurring revenue. Jennison believes the upcoming product cycle, which includes the launch of 5G handsets, should provide robust revenue and profit growth when it ultimately commences. The company announced quarterly revenue and earnings in June 2020 that surpassed analysts’ forecasts, with all divisions meeting or exceeding expectations. The work-from-home environment has continued to drive strong demand for MacBooks, iPads, and iPhones.

•

Microsoft Corp.’s strong and stable enterprise business, along with its differentiated hybrid cloud strategy, have helped the company garner market share from an increase in technology capital spending over the last few years. Additionally, the COVID-19 pandemic has highlighted the prudence—and in many cases the government-mandated necessity—of working from home or at off-site locations and, by extension, the advantage of housing mission-critical software applications and services in the cloud. The company’s Teams collaboration platform is also benefiting from these increased work-from-home requirements. In March 2020, Microsoft reported quarterly revenue and earnings that exceeded analysts’ projections, and management asserted that the COVID-19 has accelerated the pace of digital transformation in the enterprise.

What didn’t work?

•	Unsuccessful security selection and overweight positions in the industrials sector detracted from the Fund’s absolute and relative performance during the reporting period.

•

Shares of aerospace and defense firm Boeing Co. struggled as travel restrictions related to the COVID-19 pandemic severely affected airline industry customers. Financial strain across the industry led to plane order cancellations and deferrals, along with balance sheet concerns. Given Boeing’s exposure to the industry, Jennison eliminated its position in March 2020.

PGIM Jennison Blend Fund	9

Strategy and Performance Overview (continued)

•

The Fund’s position in Safran SA was eliminated in November 2019. Most of Safran’s revenue is generated by its aerospace propulsion business, which includes a joint venture that makes 75% of the world’s narrow-body aircraft engines, including Boeing’s grounded 737-Maxes.

•	Stock selection and an overweight allocation to the financial sector also hampered absolute and relative performance.

•

MFA Financial Inc., a residential mortgage real estate investment trust, invests primarily in residential mortgage-backed securities (RMBS) guaranteed by government-sponsored entities. The company seeks to generate interest spread revenue and protect book value while leveraging its capital and managing the interest rate mismatch between its RMBS portfolio and repurchase agreement (repo) borrowings. With unemployment rising due to the pandemic, the group came under pressure on fears that repo and warehouse markets would dry up. Investors were concerned that the subsequent drop in market liquidity would force firms like MFA to sell assets at a discount, all of which caused extreme volatility and subsequent stock price declines across the group. Despite the repo market’s return to normal functioning with assistance from the Federal Reserve (the Fed), Jennison liquidated its MFA position in favor of more attractive investments.

•

Allocations to health-care-equipment company Zimmer Biomet Holdings Inc. hampered Fund performance. However, Jennison has continued to hold its position in the stock and believes Zimmer is an awakening giant. From Jennison’s perspective, the franchise’s new management team is highly capable, and the company has started to achieve meaningful operating improvements such as addressing quality and manufacturing issues and reducing expenses.

Current outlook

•

A troubling new surge of COVID-19 infection rates in several states has led to second thoughts about moving forward with scheduled, phased-in reopenings in the US. Europe and most of Asia have more successfully contained the virus’ spread, while conditions in much of Africa and South America are acute at best.

•

Given the high degree of uncertainty, companies are taking a cautious approach to near-term business planning. Likewise, many are suspending financial guidance for now, hoping for greater clarity later this year.

•

Investors and policymakers are wrestling with numerous questions about the days ahead. What are the limits of fiscal stimulus and Fed balance sheet expansion? How quickly can unemployed workers be reabsorbed into a reopening economy? Who will win in the upcoming US elections, and what are the resulting policy implications?

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•

The effects of the crisis on economic activity and behavior have become clearer. Consumers have altered their approach to daily life as working from home leads to greater e-commerce engagement; increased demand for food and grocery delivery; rising spending and investment on dwellings; and faster adoption of streaming media, fitness, and entertainment, with attendant needs for robust internet infrastructure. The transformation of work is equally notable, in Jennison’s view, and starts with the same necessity of robust connectivity. Face-to-face meetings, business travel, and office needs are being re-imagined, giving rise to Zoom, cloud-based telephony, and remote working. Jennison anticipates vast implications.

PGIM Jennison Blend Fund	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended August 31, 2020. The example is for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

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and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Blend Fund		Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,209.70	0.97%	$5.39
	Hypothetical	$1,000.00	$1,020.26	0.97%	$4.93
Class C	Actual	$1,000.00	$1,203.80	1.93%	$10.69
	Hypothetical	$1,000.00	$1,015.43	1.93%	$9.78
Class Z	Actual	$1,000.00	$1,211.50	0.68%	$3.78
	Hypothetical	$1,000.00	$1,021.72	0.68%	$3.46
Class R6	Actual	$1,000.00	$1,210.90	0.68%	$3.78
	Hypothetical	$1,000.00	$1,021.72	0.68%	$3.46

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2020, and divided by the 366 days in the Fund’s fiscal year ended August 31, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Jennison Blend Fund	13

Schedule of Investments

as of August 31, 2020

Description	Shares	Value

LONG-TERM INVESTMENTS 98.2%

COMMON STOCKS

Aerospace & Defense 1.2%
Curtiss-Wright Corp.	8,212	$840,252
Maxar Technologies, Inc.(a)	39,382	911,693
Northrop Grumman Corp.	15,412	5,280,305
Raytheon Technologies Corp.	81,980	5,000,780

		12,033,030

Air Freight & Logistics 0.1%
Air Transport Services Group, Inc.*(a)	24,436	621,163

Automobiles 3.8%
General Motors Co.	154,708	4,583,998
Tesla, Inc.*(a)	67,770	33,771,146

		38,355,144

Banks 5.3%
Ameris Bancorp	35,468	869,675
Atlantic Union Bankshares Corp.	60,179	1,399,764
BancorpSouth Bank	24,706	533,156
Bank of America Corp.	224,434	5,776,931
BankUnited, Inc.(a)	85,351	1,995,506
Byline Bancorp, Inc.(a)	119,137	1,505,892
Citigroup, Inc.	87,310	4,463,287
East West Bancorp, Inc.(a)	66,268	2,437,337
Enterprise Financial Services Corp.	23,769	710,931
First Bancorp/Southern Pines NC	73,844	1,510,110
First Foundation, Inc.	147,682	2,243,290
Glacier Bancorp, Inc.	28,522	1,000,694
Hilltop Holdings, Inc.	65,543	1,350,186
International Bancshares Corp.(a)	58,211	1,838,303
JPMorgan Chase & Co.	88,383	8,855,093
Pinnacle Financial Partners, Inc.	56,113	2,241,714
PNC Financial Services Group, Inc. (The)	42,751	4,753,911
Renasant Corp.(a)	58,502	1,484,196
Truist Financial Corp.	113,192	4,392,982
United Community Banks, Inc.(a)	31,126	564,003
Valley National Bancorp(a)	271,118	2,036,096
Wintrust Financial Corp.	31,270	1,360,870

		53,323,927

See Notes to Financial Statements.

PGIM Jennison Blend Fund	15

Schedule of Investments (continued)

as of August 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Beverages 0.5%
PepsiCo, Inc.	34,428	$4,821,986

Biotechnology 2.9%
Agios Pharmaceuticals, Inc.*(a)	14,767	605,595
Amicus Therapeutics, Inc.*	140,120	2,045,752
Apellis Pharmaceuticals, Inc.*	46,041	1,419,444
Biohaven Pharmaceutical Holding Co. Ltd.*(a)	9,195	582,871
Constellation Pharmaceuticals, Inc.*	53,908	1,134,763
Cue Biopharma, Inc.*	28,909	516,604
Dicerna Pharmaceuticals, Inc.*	20,440	378,549
Emergent BioSolutions, Inc.*	35,979	4,103,405
Immunomedics, Inc.*(a)	71,930	3,205,201
Ironwood Pharmaceuticals, Inc.*	179,313	1,811,061
Natera, Inc.*(a)	74,320	4,734,927
Novavax, Inc.*	4,256	469,607
Sarepta Therapeutics, Inc.*(a)	12,783	1,871,687
Translate Bio, Inc.*	27,265	384,164
Turning Point Therapeutics, Inc.*	9,785	764,991
Twist Bioscience Corp.*	16,134	1,128,250
Vertex Pharmaceuticals, Inc.*	16,248	4,535,142

		29,692,013

Building Products 1.3%
Builders FirstSource, Inc.*	75,531	2,312,759
Johnson Controls International PLC	153,031	6,232,953
Masonite International Corp.*	11,474	1,047,461
Patrick Industries, Inc.	15,855	891,210
Trex Co., Inc.*(a)	13,634	2,038,147
UFP Industries, Inc.	13,489	800,572

		13,323,102

Capital Markets 2.0%
Artisan Partners Asset Management, Inc. (Class A Stock)	50,328	1,948,197
Brightsphere Investment Group, Inc.	212,867	2,950,337
Federated Hermes, Inc.	42,759	1,022,368
Goldman Sachs Group, Inc. (The)	43,958	9,005,675
Houlihan Lokey, Inc.	18,556	1,087,382
S&P Global, Inc.	9,182	3,364,468
Stifel Financial Corp.	23,217	1,177,334

		20,555,761

See Notes to Financial Statements.

16

Description	Shares	Value

COMMON STOCKS (Continued)

Chemicals 1.9%
Avient Corp.	144,554	$3,689,018
FMC Corp.	55,465	5,926,990
Linde PLC (United Kingdom)	38,532	9,622,982

		19,238,990

Commercial Services & Supplies 0.1%
Steelcase, Inc. (Class A Stock)	132,588	1,385,545

Construction & Engineering 0.9%
Great Lakes Dredge & Dock Corp.*	383,083	3,589,487
Primoris Services Corp.	95,647	1,823,032
WillScot Mobile Mini Holdings Corp.*	203,682	3,645,908

		9,058,427

Construction Materials 0.3%
Summit Materials, Inc. (Class A Stock)*(a)	234,848	3,496,887

Consumer Finance 0.6%
Capital One Financial Corp.	51,197	3,534,129
SLM Corp.	347,968	2,658,475

		6,192,604

Diversified Consumer Services 0.1%
Adtalem Global Education, Inc.*	24,064	798,925

Diversified Financial Services 0.1%
Cannae Holdings, Inc.*	28,751	1,084,775

Diversified Telecommunication Services 1.5%
Bandwidth, Inc. (Class A Stock)*(a)	46,246	7,282,820
Verizon Communications, Inc.	124,868	7,400,926

		14,683,746

Electric Utilities 0.9%
American Electric Power Co., Inc.(a)	97,521	7,687,580
Portland General Electric Co.	41,484	1,582,615

		9,270,195

See Notes to Financial Statements.

PGIM Jennison Blend Fund	17

Schedule of Investments (continued)

as of August 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Electrical Equipment 0.6%
Atkore International Group, Inc.*	61,832	$1,652,770
Emerson Electric Co.(a)	62,809	4,363,341

		6,016,111

Electronic Equipment, Instruments & Components 0.6%
Littelfuse, Inc.(a)	10,397	1,880,194
Methode Electronics, Inc.	56,820	1,608,574
nLight, Inc.*	68,643	1,603,501
Vishay Intertechnology, Inc.	41,261	659,763

		5,752,032

Energy Equipment & Services 0.2%
Cactus, Inc. (Class A Stock)	77,231	1,706,033

Entertainment 2.6%
Netflix, Inc.*	28,136	14,899,700
Spotify Technology SA*	15,763	4,447,688
Walt Disney Co. (The)	53,135	7,006,913

		26,354,301

Equity Real Estate Investment Trusts (REITs) 2.3%
American Tower Corp.	29,624	7,380,820
Cousins Properties, Inc.(a)	99,339	2,965,269
DiamondRock Hospitality Co.	140,500	744,650
Independence Realty Trust, Inc.(a)	173,479	2,031,439
Lexington Realty Trust	135,195	1,537,167
LTC Properties, Inc.	44,931	1,639,532
National Storage Affiliates Trust	7,903	271,152
NexPoint Residential Trust, Inc.	42,650	1,765,710
Piedmont Office Realty Trust, Inc. (Class A Stock)	112,919	1,728,790
QTS Realty Trust, Inc. (Class A Stock)(a)	38,414	2,605,237

		22,669,766

Food & Staples Retailing 2.3%
BJ’s Wholesale Club Holdings, Inc.*(a)	61,923	2,750,000
Costco Wholesale Corp.	17,917	6,229,024
Performance Food Group Co.*	100,798	3,680,135
SpartanNash Co.	33,956	678,441

See Notes to Financial Statements.

18

Description	Shares	Value

COMMON STOCKS (Continued)

Food & Staples Retailing (cont’d.)
Sprouts Farmers Market, Inc.*(a)	60,574	$1,414,403
Walmart, Inc.	58,401	8,108,979

		22,860,982

Food Products 1.7%
Adecoagro SA (Brazil)*	126,425	639,711
Darling Ingredients, Inc.*	161,997	5,179,044
Freshpet, Inc.*	21,990	2,498,064
Mondelez International, Inc. (Class A Stock)	127,365	7,440,663
Vital Farms, Inc.*	22,886	901,708

		16,659,190

Gas Utilities 0.2%
New Jersey Resources Corp.(a)	21,284	641,500
ONE Gas, Inc.(a)	7,958	589,847
Southwest Gas Holdings, Inc.	9,112	572,871

		1,804,218

Health Care Equipment & Supplies 2.0%
Alcon, Inc. (Switzerland)(a)	11,938	684,525
Danaher Corp.	16,859	3,480,878
DexCom, Inc.*	9,477	4,031,610
Integra LifeSciences Holdings Corp.*(a)	17,992	859,838
Meridian Bioscience, Inc.*	56,542	799,504
Nevro Corp.*(a)	10,850	1,492,309
Silk Road Medical, Inc.*	11,188	682,244
Tandem Diabetes Care, Inc.*	26,879	3,029,801
Zimmer Biomet Holdings, Inc.	33,052	4,656,366

		19,717,075

Health Care Providers & Services 1.8%
Acadia Healthcare Co., Inc.*(a)	58,146	1,797,293
AMN Healthcare Services, Inc.*(a)	20,503	1,103,882
Brookdale Senior Living, Inc.*	531,706	1,462,191
Cigna Corp.	21,504	3,814,164
Guardant Health, Inc.*(a)	6,659	635,934
HealthEquity, Inc.*(a)	10,179	585,089
Laboratory Corp. of America Holdings*	23,488	4,128,016
Magellan Health, Inc.*	20,173	1,522,255
Owens & Minor, Inc.	34,122	565,743

See Notes to Financial Statements.

PGIM Jennison Blend Fund	19

Schedule of Investments (continued)

as of August 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Health Care Providers & Services (cont’d.)
RadNet, Inc.*	31,333	$451,822
Select Medical Holdings Corp.*	99,142	1,989,780

		18,056,169

Health Care Technology 1.0%
Accolade, Inc.*(a)	10,506	353,106
Inovalon Holdings, Inc. (Class A Stock)*(a)	33,875	838,237
Inspire Medical Systems, Inc.*(a)	16,195	1,934,493
Phreesia, Inc.*	49,970	1,576,054
Simulations Plus, Inc.	21,604	1,287,166
Teladoc Health, Inc.*(a)	19,432	4,191,288

		10,180,344

Hotels, Restaurants & Leisure 1.7%
Jack in the Box, Inc.	46,002	3,790,105
McDonald’s Corp.	20,831	4,447,835
Penn National Gaming, Inc.*(a)	96,918	4,952,510
Wingstop, Inc.	24,459	3,996,600

		17,187,050

Household Durables 1.3%
Beazer Homes USA, Inc.*	49,843	610,078
D.R. Horton, Inc.	74,068	5,286,233
KB Home	57,320	2,049,763
Meritage Homes Corp.*	20,674	1,985,324
Purple Innovation, Inc.*(a)	26,484	500,813
Taylor Morrison Home Corp.*(a)	35,368	832,209
TRI Pointe Group, Inc.*	84,146	1,420,385

		12,684,805

Household Products 0.4%
Procter & Gamble Co. (The)	32,603	4,509,973

Independent Power & Renewable Electricity Producers 0.3%
NextEra Energy Partners LP	50,595	3,051,890

Insurance 2.4%
American Equity Investment Life Holding Co.(a)	32,147	768,635
Axis Capital Holdings Ltd.	22,746	1,086,349
Chubb Ltd.	49,698	6,212,250
CNO Financial Group, Inc.	119,366	1,945,666

See Notes to Financial Statements.

20

Description	Shares	Value

COMMON STOCKS (Continued)

Insurance (cont’d.)
Enstar Group Ltd. (Bermuda)*	4,307	$770,910
Goosehead Insurance, Inc. (Class A Stock)(a)	36,656	3,766,770
Lemonade, Inc.*(a)	8,113	476,233
Marsh & McLennan Cos., Inc.(a)	38,947	4,475,400
MetLife, Inc.	116,061	4,463,706

		23,965,919

Interactive Media & Services 5.0%
Alphabet, Inc. (Class A Stock)*	9,525	15,521,273
Alphabet, Inc. (Class C Stock)*(a)	4,564	7,458,398
Facebook, Inc. (Class A Stock)*	57,761	16,935,525
Match Group, Inc.*	53,939	6,023,908
Tencent Holdings Ltd. (China)	61,361	4,185,175

		50,124,279

Internet & Direct Marketing Retail 4.1%
Amazon.com, Inc.*	8,854	30,554,800
Chewy, Inc. (Class A Stock)*(a)	30,841	1,883,460
MercadoLibre, Inc. (Argentina)*	6,590	7,701,008
PetMed Express, Inc.	21,846	759,367

		40,898,635

IT Services 6.9%
Adyen NV (Netherlands), 144A*	5,692	9,603,711
Evo Payments, Inc. (Class A Stock)*	34,548	992,564
Limelight Networks, Inc.*(a)	83,056	470,928
LiveRamp Holdings, Inc.*	4,701	262,504
ManTech International Corp. (Class A Stock)	6,074	454,639
Mastercard, Inc. (Class A Stock)	31,339	11,225,316
PayPal Holdings, Inc.*	47,637	9,724,617
Perficient, Inc.*(a)	41,122	1,764,545
Shift4 Payments, Inc. (Class A Stock)*	30,975	1,560,211
Shopify, Inc. (Canada) (Class A Stock)*	11,844	12,630,678
Sykes Enterprises, Inc.*	53,150	1,759,531
Twilio, Inc. (Class A Stock)*	28,647	7,727,815
Visa, Inc. (Class A Stock)(a)	53,339	11,307,335

		69,484,394

Leisure Products 0.4%
Brunswick Corp.	37,406	2,315,057

See Notes to Financial Statements.

PGIM Jennison Blend Fund	21

Schedule of Investments (continued)

as of August 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Leisure Products (cont’d.)
Malibu Boats, Inc. (Class A Stock)*	12,171	$631,067
Sturm Ruger & Co., Inc.	11,529	816,945

		3,763,069

Life Sciences Tools & Services 0.9%
Berkeley Lights, Inc.*	4,734	309,604
Illumina, Inc.*(a)	7,444	2,659,146
Luminex Corp.(a)	26,540	708,352
Medpace Holdings, Inc.*	8,572	1,112,560
NeoGenomics, Inc.*(a)	33,041	1,286,947
Syneos Health, Inc.*(a)	49,606	3,130,138

		9,206,747

Machinery 1.8%
Barnes Group, Inc.	34,421	1,363,072
Fortive Corp.	41,733	3,009,367
Greenbrier Cos., Inc. (The)(a)	38,756	1,053,776
Meritor, Inc.*	21,478	488,839
Mueller Industries, Inc.	9,222	273,893
Mueller Water Products, Inc. (Class A Stock)	212,192	2,291,674
Otis Worldwide Corp.	68,297	4,295,881
Rexnord Corp.	131,049	3,795,179
Trinity Industries, Inc.(a)	86,290	1,766,356

		18,338,037

Media 0.3%
Cardlytics, Inc.*(a)	26,278	1,993,186
Gray Television, Inc.*	54,868	851,552

		2,844,738

Metals & Mining 0.2%
Commercial Metals Co.	19,430	405,504
Sandstorm Gold Ltd. (Canada)*	220,335	2,013,862

		2,419,366

Mortgage Real Estate Investment Trusts (REITs) 0.2%
Blackstone Mortgage Trust, Inc. (Class A Stock)(a)	34,210	813,172
Dynex Capital, Inc.	99,180	1,571,011

		2,384,183

See Notes to Financial Statements.

22

Description	Shares	Value

COMMON STOCKS (Continued)

Multiline Retail 0.1%
Big Lots, Inc.	20,963	$988,405

Multi-Utilities 0.7%
Avista Corp.	10,601	390,753
Dominion Energy, Inc.	75,815	5,946,929
NorthWestern Corp.	7,997	412,965

		6,750,647

Oil, Gas & Consumable Fuels 1.3%
Chevron Corp.	82,035	6,885,198
ConocoPhillips	117,781	4,462,722
WPX Energy, Inc.*(a)	311,500	1,731,940

		13,079,860

Paper & Forest Products 0.3%
Boise Cascade Co.	21,087	965,784
Clearwater Paper Corp.*	37,930	1,276,724
Schweitzer-Mauduit International, Inc.	19,379	587,765

		2,830,273

Pharmaceuticals 4.0%
AstraZeneca PLC (United Kingdom), ADR	324,458	18,169,648
Bristol-Myers Squibb Co.	72,508	4,509,998
Eli Lilly & Co.	68,024	10,094,081
GW Pharmaceuticals PLC (United Kingdom), ADR*(a)	8,561	889,916
Intersect ENT, Inc.*	86,350	1,733,908
Prestige Consumer Healthcare, Inc.*(a)	75,680	2,757,022
Revance Therapeutics, Inc.*(a)	82,340	2,406,798

		40,561,371

Professional Services 0.5%
CBIZ, Inc.*	36,302	882,865
Korn Ferry	61,419	1,873,279
TriNet Group, Inc.*(a)	28,830	1,955,827

		4,711,971

Real Estate Management & Development 0.1%
Kennedy-Wilson Holdings, Inc.(a)	89,655	1,281,170

See Notes to Financial Statements.

PGIM Jennison Blend Fund	23

Schedule of Investments (continued)

as of August 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Road & Rail 1.7%
Saia, Inc.*(a)	52,553	$7,052,613
TFI International, Inc. (Canada)	56,356	2,493,189
Union Pacific Corp.	39,273	7,557,696

		17,103,498

Semiconductors & Semiconductor Equipment 4.9%
Amkor Technology, Inc.*(a)	137,296	1,674,325
Axcelis Technologies, Inc.*	48,932	1,156,263
Broadcom, Inc.	17,045	5,917,172
Brooks Automation, Inc.	52,140	2,691,988
Inphi Corp.*(a)	49,925	5,690,452
Lattice Semiconductor Corp.*(a)	50,974	1,457,856
MaxLinear, Inc.*	20,704	504,142
NVIDIA Corp.	27,381	14,648,287
Power Integrations, Inc.	34,054	1,906,002
QUALCOMM, Inc.	45,905	5,467,286
Texas Instruments, Inc.	44,031	6,259,007
Tower Semiconductor Ltd. (Israel)*	91,000	1,770,860

		49,143,640

Software 9.9%
Adobe, Inc.*	24,936	12,801,893
Appfolio, Inc. (Class A Stock)*	3,239	544,249
Atlassian Corp. PLC (Class A Stock)*	17,744	3,402,589
Coupa Software, Inc.*(a)	27,764	9,099,373
CyberArk Software Ltd.*	13,627	1,505,784
Duck Creek Technologies, Inc.*	6,094	237,605
Everbridge, Inc.*(a)	24,215	3,598,591
Globant SA (Argentina)*(a)	16,575	2,943,389
Microsoft Corp.	117,038	26,395,580
PagerDuty, Inc.*	28,007	914,989
Pluralsight, Inc. (Class A Stock)*(a)	26,737	511,746
Proofpoint, Inc.*(a)	12,613	1,383,268
PTC, Inc.*	11,726	1,071,874
Q2 Holdings, Inc.*(a)	23,981	2,333,112
Qualys, Inc.*(a)	4,851	514,885
RingCentral, Inc. (Class A Stock)*	26,118	7,594,331
salesforce.com, Inc.*	40,576	11,063,046
SAP SE (Germany), ADR(a)	41,098	6,798,020
Trade Desk, Inc. (The) (Class A Stock)*(a)	7,914	3,809,008

See Notes to Financial Statements.

24

Description	Shares	Value

COMMON STOCKS (Continued)

Software (cont’d.)
Varonis Systems, Inc.*(a)	24,129	$2,980,655
Vertex, Inc. (Class A Stock)*	17,374	444,948

		99,948,935

Specialty Retail 3.2%
Advance Auto Parts, Inc.	16,096	2,515,966
Asbury Automotive Group, Inc.*(a)	9,210	974,326
Buckle, Inc. (The)	45,764	857,617
Camping World Holdings, Inc. (Class A Stock)	30,453	884,964
Five Below, Inc.*(a)	18,683	2,044,854
Home Depot, Inc. (The)	22,422	6,391,167
Lowe’s Cos., Inc.	50,642	8,340,231
MarineMax, Inc.*(a)	37,739	1,109,904
National Vision Holdings, Inc.*(a)	39,813	1,495,775
Ross Stores, Inc.	42,917	3,908,881
Sally Beauty Holdings, Inc.*(a)	50,627	564,997
Vroom, Inc.*	26,608	1,826,107
Zumiez, Inc.*	56,225	1,443,858

		32,358,647

Technology Hardware, Storage & Peripherals 4.2%
Apple, Inc.	330,232	42,613,137

Textiles, Apparel & Luxury Goods 1.8%
Crocs, Inc.*	27,213	1,086,071
Kontoor Brands, Inc.(a)	81,231	1,795,205
Lululemon Athletica, Inc.*	29,959	11,254,698
NIKE, Inc. (Class B Stock)	31,969	3,577,011

		17,712,985

Thrifts & Mortgage Finance 0.3%
Axos Financial, Inc.*	28,887	715,820
Essent Group Ltd.	19,436	693,865
PennyMac Financial Services, Inc.(a)	13,723	723,477
Radian Group, Inc.	44,084	680,657

		2,813,819

See Notes to Financial Statements.

PGIM Jennison Blend Fund	25

Schedule of Investments (continued)

as of August 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Trading Companies & Distributors 0.5%
BMC Stock Holdings, Inc.*	14,131	$564,110
United Rentals, Inc.*(a)	25,709	4,551,778

		5,115,888

Water Utilities 0.0%
American States Water Co.	6,025	458,382

TOTAL LONG-TERM INVESTMENTS (cost $612,075,520)		988,048,154

SHORT-TERM INVESTMENTS 20.0%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	25,596,719	25,596,719
PGIM Institutional Money Market Fund (cost $176,039,463; includes $175,995,111 of cash collateral for securities on loan)(b)(w)	176,126,150	176,090,925

TOTAL SHORT-TERM INVESTMENTS (cost $201,636,182)		201,687,644

TOTAL INVESTMENTS 118.2% (cost $813,711,702)		1,189,735,798
Liabilities in excess of other assets (18.2)%		(183,080,664)

NET ASSETS 100.0%		$1,006,655,134

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.
ADR—American Depositary Receipt
LIBOR—London Interbank Offered Rate
LP—Limited Partnership
REITs—Real Estate Investment Trust
*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $153,309,736; cash collateral of $175,995,111 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

See Notes to Financial Statements.

26

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$12,033,030	$—	$—
Air Freight & Logistics	621,163	—	—
Automobiles	38,355,144	—	—
Banks	53,323,927	—	—
Beverages	4,821,986	—	—
Biotechnology	29,692,013	—	—
Building Products	13,323,102	—	—
Capital Markets	20,555,761	—	—
Chemicals	19,238,990	—	—
Commercial Services & Supplies	1,385,545	—	—
Construction & Engineering	9,058,427	—	—
Construction Materials	3,496,887	—	—
Consumer Finance	6,192,604	—	—
Diversified Consumer Services	798,925	—	—
Diversified Financial Services	1,084,775	—	—
Diversified Telecommunication Services	14,683,746	—	—
Electric Utilities	9,270,195	—	—
Electrical Equipment	6,016,111	—	—
Electronic Equipment, Instruments & Components	5,752,032	—	—
Energy Equipment & Services	1,706,033	—	—
Entertainment	26,354,301	—	—
Equity Real Estate Investment Trusts (REITs)	22,669,766	—	—
Food & Staples Retailing	22,860,982	—	—
Food Products	16,659,190	—	—
Gas Utilities	1,804,218	—	—
Health Care Equipment & Supplies	19,717,075	—	—
Health Care Providers & Services	18,056,169	—	—
Health Care Technology	10,180,344	—	—
Hotels, Restaurants & Leisure	17,187,050	—	—
Household Durables	12,684,805	—	—
Household Products	4,509,973	—	—
Independent Power & Renewable Electricity Producers	3,051,890	—	—
Insurance	23,965,919	—	—

See Notes to Financial Statements.

PGIM Jennison Blend Fund	27

Schedule of Investments (continued)

as of August 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Interactive Media & Services	$45,939,104	$4,185,175	$—
Internet & Direct Marketing Retail	40,898,635	—	—
IT Services	59,880,683	9,603,711	—
Leisure Products	3,763,069	—	—
Life Sciences Tools & Services	9,206,747	—	—
Machinery	18,338,037	—	—
Media	2,844,738	—	—
Metals & Mining	2,419,366	—	—
Mortgage Real Estate Investment Trusts (REITs)	2,384,183	—	—
Multiline Retail	988,405	—	—
Multi-Utilities	6,750,647	—	—
Oil, Gas & Consumable Fuels	13,079,860	—	—
Paper & Forest Products	2,830,273	—	—
Pharmaceuticals	40,561,371	—	—
Professional Services	4,711,971	—	—
Real Estate Management & Development	1,281,170	—	—
Road & Rail	17,103,498	—	—
Semiconductors & Semiconductor Equipment	49,143,640	—	—
Software	99,948,935	—	—
Specialty Retail	32,358,647	—	—
Technology Hardware, Storage & Peripherals	42,613,137	—	—
Textiles, Apparel & Luxury Goods	17,712,985	—	—
Thrifts & Mortgage Finance	2,813,819	—	—
Trading Companies & Distributors	5,115,888	—	—
Water Utilities	458,382	—	—
Affiliated Mutual Funds	201,687,644	—	—

Total	$1,175,946,912	$13,788,886	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2020 were as follows (unaudited):

Affiliated Mutual Funds (17.5% represents investments purchased with collateral from securities on loan)	20.0%
Software	9.9
IT Services	6.9
Banks	5.3
Interactive Media & Services	5.0
Semiconductors & Semiconductor Equipment	4.9
Technology Hardware, Storage & Peripherals	4.2
Internet & Direct Marketing Retail	4.1
Pharmaceuticals	4.0

Automobiles	3.8%
Specialty Retail	3.2
Biotechnology	2.9
Entertainment	2.6
Insurance	2.4
Food & Staples Retailing	2.3
Equity Real Estate Investment Trusts (REITs)	2.3
Capital Markets	2.0
Health Care Equipment & Supplies	2.0
Chemicals	1.9
Machinery	1.8

See Notes to Financial Statements.

28

Industry Classification (continued):

Health Care Providers & Services	1.8%
Textiles, Apparel & Luxury Goods	1.8
Hotels, Restaurants & Leisure	1.7
Road & Rail	1.7
Food Products	1.7
Diversified Telecommunication Services	1.5
Building Products	1.3
Oil, Gas & Consumable Fuels	1.3
Household Durables	1.3
Aerospace & Defense	1.2
Health Care Technology	1.0
Electric Utilities	0.9
Life Sciences Tools & Services	0.9
Construction & Engineering	0.9
Multi-Utilities	0.7
Consumer Finance	0.6
Electrical Equipment	0.6
Electronic Equipment, Instruments & Components	0.6
Trading Companies & Distributors	0.5
Beverages	0.5
Professional Services	0.5
Household Products	0.4
Leisure Products	0.4
Construction Materials	0.3

Independent Power & Renewable Electricity Producers	0.3%
Media	0.3
Paper & Forest Products	0.3
Thrifts & Mortgage Finance	0.3
Metals & Mining	0.2
Mortgage Real Estate Investment Trusts (REITs)	0.2
Gas Utilities	0.2
Energy Equipment & Services	0.2
Commercial Services & Supplies	0.1
Real Estate Management & Development	0.1
Diversified Financial Services	0.1
Multiline Retail	0.1
Diversified Consumer Services	0.1
Air Freight & Logistics	0.1
Water Utilities	0.0 *

118.2
Liabilities in excess of other assets	(18.2)

100.0%

*	Less than +/- 0.05%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$153,309,736	$(153,309,736)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Jennison Blend Fund	29

Statement of Assets and Liabilities

as of August 31, 2020

Assets
Investments at value, including securities on loan of $153,309,736:
Unaffiliated investments (cost $612,075,520)	$988,048,154
Affiliated investments (cost $201,636,182)	201,687,644
Cash	6,894
Receivable for investments sold	1,791,083
Dividends receivable	1,021,592
Receivable for Fund shares sold	304,299
Tax reclaim receivable	84,552
Prepaid expenses	7,425

Total Assets	1,192,951,643

Liabilities
Payable to broker for collateral for securities on loan	175,995,111
Payable for investments purchased	8,391,494
Payable for Fund shares reacquired	891,752
Management fee payable	403,602
Distribution fee payable	242,866
Accrued expenses and other liabilities	242,540
Affiliated transfer agent fee payable	125,691
Directors’ fees payable	3,453

Total Liabilities	186,296,509

Net Assets	$1,006,655,134

Net assets were comprised of:
Common stock, at par	$441,184
Paid-in capital in excess of par	575,667,184
Total distributable earnings (loss)	430,546,766

Net assets, August 31, 2020	$1,006,655,134

See Notes to Financial Statements.

30

Class A
Net asset value and redemption price per share,
($965,924,553 ÷ 42,298,549 shares of common stock issued and outstanding)	$22.84
Maximum sales charge (5.50% of offering price)	1.33

Maximum offering price to public	$24.17

Class C
Net asset value, offering price and redemption price per share,
($5,819,547 ÷ 295,906 shares of common stock issued and outstanding)	$19.67

Class Z
Net asset value, offering price and redemption price per share,
($34,897,173 ÷ 1,523,350 shares of common stock issued and outstanding)	$22.91

Class R6
Net asset value, offering price and redemption price per share,
($13,861 ÷ 605 shares of common stock issued and outstanding)	$22.91

See Notes to Financial Statements.

PGIM Jennison Blend Fund	31

Statement of Operations

Year Ended August 31, 2020

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $48,131 foreign withholding tax)	$11,440,011
Income from securities lending, net (including affiliated income of $266,087)	292,879
Affiliated dividend income	221,543

Total income	11,954,433

Expenses
Management fee	4,392,191
Distribution fee(a)	2,656,535
Transfer agent’s fees and expenses (including affiliated expense of $744,372)(a)	1,276,537
Custodian and accounting fees	130,262
Registration fees(a)	73,547
Shareholders’ reports	58,098
Legal fees and expenses	27,992
Audit fee	24,404
Directors’ fees	24,276
Miscellaneous	31,518

Total expenses	8,695,360
Less: Fee waiver and/or expense reimbursement(a)	(57,837)

Net expenses	8,637,523

Net investment income (loss)	3,316,910

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(64,487))	70,967,285
Foreign currency transactions	4,696

70,971,981

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $48,460)	119,777,040
Foreign currencies	(447)

119,776,593

Net gain (loss) on investment and foreign currency transactions	190,748,574

Net Increase (Decrease) In Net Assets Resulting From Operations	$194,065,484

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class Z	Class R6
Distribution fee	2,579,162	21,321	56,052	—	—
Transfer agent’s fees and expenses	1,186,996	42,012	12,499	34,978	52
Registration fees	19,513	8,901	14,964	15,025	15,144
Fee waiver and/or expense reimbursement	—	(42,662)	—	—	(15,175)

See Notes to Financial Statements.

32

Statements of Changes in Net Assets

	Year Ended August 31,

	2020	2019

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,316,910	$3,954,280
Net realized gain (loss) on investment and foreign currency transactions	70,971,981	57,199,733
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	119,776,593	(114,324,278)

Net increase (decrease) in net assets resulting from operations	194,065,484	(53,170,265)

Dividends and Distributions
Distributions from distributable earnings
Class A	(59,618,022)	(92,129,965)
Class B	(216,019)	(596,093)
Class C	(422,953)	(2,005,676)
Class Z	(2,232,703)	(3,441,203)
Class R6	(823)	(1,135)

	(62,490,520)	(98,174,072)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	11,898,639	11,660,762
Net asset value of shares issued in reinvestment of dividends and distributions	61,190,709	96,263,221
Cost of shares reacquired	(106,905,881)	(108,391,089)

Net increase (decrease) in net assets from Fund share transactions	(33,816,533)	(467,106)

Total increase (decrease)	97,758,431	(151,811,443)

Net Assets:
Beginning of year	908,896,703	1,060,708,146

End of year	$1,006,655,134	$908,896,703

See Notes to Financial Statements.

PGIM Jennison Blend Fund	33

Notes to Financial Statements

1.	Organization

Prudential Jennison Blend Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. PGIM Jennison Blend Fund (the “Fund”) is the sole series of the Company. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is long-term capital growth.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of

34

Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

PGIM Jennison Blend Fund	35

Notes to Financial Statements (continued)

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Company has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser(s) and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

36

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The Company, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

PGIM Jennison Blend Fund	37

Notes to Financial Statements (continued)

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): The Fund invested in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

38

3.	Agreements

The Company, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. The Manager pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.50% of the Fund’s average daily net assets up to $500 million, 0.475% of the next $500 million of the Fund’s average daily net assets and 0.45% of the Fund’s average daily net assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.49% for the year ended August 31, 2020.

The Manager has contractually agreed, through December 31, 2021, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.68% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

PGIM Jennison Blend Fund	39

Notes to Financial Statements (continued)

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30% and 1% of the average daily net assets of the Class A and Class C shares, respectively.

For the year ended August 31, 2020, PIMS received $254,233 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended August 31, 2020, PIMS received $1 and $725 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that

40

subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Company’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended August 31, 2020, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended August 31, 2020, were $586,525,823 and $678,582,249, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended August 31, 2020, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$14,812,772	$177,897,752	$167,113,805	$—	$—	$25,596,719	25,596,719	$221,543

PGIM Institutional Money Market Fund*
33,860,232	669,084,906	526,838,186	48,460	(64,487)	176,090,925	176,126,150	266,087	**

$48,673,004	$846,982,658	$693,951,991	$48,460	$(64,487)	$201,687,644		$487,630

*	The Fund did not have any capital gain distributions during the reporting period.

**	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended August 31, 2020, the tax character of dividends paid by the Fund were $4,565,634 of ordinary income and $57,924,886 of long-term capital gains. For the year ended August 31, 2019, the tax character of dividends paid by the Fund were $10,506,358 of ordinary income and $87,667,714 of long-term capital gains.

As of August 31, 2020, the accumulated undistributed earnings on a tax basis were $3,269,723 of ordinary income and $54,514,659 of long-term capital gains.

PGIM Jennison Blend Fund	41

Notes to Financial Statements (continued)

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2020 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$816,973,414	$394,178,404	$(21,416,020)	$372,762,384

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended August 31, 2020 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

42

The Company is authorized to issue 1 billion shares of capital stock, $0.01 par value per share, designated as shares of the Fund. The shares are further classified and designated as follows:

Class A	200,000,000
Class B	5,000,000
Class C	25,000,000
Class Z	340,000,000
Class T	100,000,000
Class R6	330,000,000

The Fund currently does not have any Class B or Class T shares outstanding.

As of August 31, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	24,879	0.1%
Class R6	605	100.0%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	2	31.5%

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended August 31, 2020:
Shares sold	549,092	$10,651,039
Shares issued in reinvestment of dividends and distributions	2,917,581	58,380,797
Shares reacquired	(5,071,202)	(99,503,966)

Net increase (decrease) in shares outstanding before conversion	(1,604,529)	(30,472,130)
Shares issued upon conversion from other share class(es)	231,471	4,487,820
Shares reacquired upon conversion into other share class(es)	(176,475)	(3,477,240)

Net increase (decrease) in shares outstanding	(1,549,533)	$(29,461,550)

Year ended August 31, 2019:
Shares sold	485,039	$9,482,558
Shares issued in reinvestment of dividends and distributions	4,978,827	90,366,080
Shares reacquired	(4,949,114)	(97,595,061)

Net increase (decrease) in shares outstanding before conversion	514,752	2,253,577
Shares issued upon conversion from other share class(es)	692,715	13,888,076
Shares reacquired upon conversion into other share class(es)	(175,039)	(3,520,709)

Net increase (decrease) in shares outstanding	1,032,428	$12,620,944

PGIM Jennison Blend Fund	43

Notes to Financial Statements (continued)

Class B	Shares	Amount
Period ended June 26, 2020*:
Shares sold	3,597	$63,384
Shares issued in reinvestment of dividends and distributions	12,496	216,429
Shares reacquired	(14,720)	(256,014)

Net increase (decrease) in shares outstanding before conversion	1,373	23,799
Shares reacquired upon conversion into other share class(es)	(191,004)	(3,189,080)

Net increase (decrease) in shares outstanding	(189,631)	$(3,165,281)

Year ended August 31, 2019:
Shares sold	3,635	$67,094
Shares issued in reinvestment of dividends and distributions	37,192	592,482
Shares reacquired	(28,345)	(485,634)

Net increase (decrease) in shares outstanding before conversion	12,482	173,942
Shares reacquired upon conversion into other share class(es)	(129,194)	(2,226,648)

Net increase (decrease) in shares outstanding	(116,712)	$(2,052,706)

Class C
Year ended August 31, 2020:
Shares sold	35,843	$586,375
Shares issued in reinvestment of dividends and distributions	24,008	416,778
Shares reacquired	(63,200)	(1,037,747)

Net increase (decrease) in shares outstanding before conversion	(3,349)	(34,594)
Shares reacquired upon conversion into other share class(es)	(73,188)	(1,234,212)

Net increase (decrease) in shares outstanding	(76,537)	$(1,268,806)

Year ended August 31, 2019:
Shares sold	88,980	$1,462,441
Shares issued in reinvestment of dividends and distributions	123,109	1,968,514
Shares reacquired	(152,163)	(2,549,931)

Net increase (decrease) in shares outstanding before conversion	59,926	881,024
Shares reacquired upon conversion into other share class(es)	(656,743)	(11,617,432)

Net increase (decrease) in shares outstanding	(596,817)	$(10,736,408)

Class Z
Year ended August 31, 2020:
Shares sold	30,603	$597,841
Shares issued in reinvestment of dividends and distributions	108,577	2,175,882
Shares reacquired	(317,205)	(6,108,154)

Net increase (decrease) in shares outstanding before conversion	(178,025)	(3,334,431)
Shares issued upon conversion from other share class(es)	183,946	3,640,323
Shares reacquired upon conversion into other share class(es)	(11,108)	(227,611)

Net increase (decrease) in shares outstanding	(5,187)	$78,281

Year ended August 31, 2019:
Shares sold	32,563	$648,669
Shares issued in reinvestment of dividends and distributions	183,545	3,335,010
Shares reacquired	(405,391)	(7,760,463)

Net increase (decrease) in shares outstanding before conversion	(189,283)	(3,776,784)
Shares issued upon conversion from other share class(es)	194,507	3,912,614
Shares reacquired upon conversion into other share class(es)	(22,137)	(435,901)

Net increase (decrease) in shares outstanding	(16,913)	$(300,071)

44

Class R6	Shares	Amount
Year ended August 31, 2020:
Shares issued in reinvestment of dividends and distributions	41	$823

Net increase (decrease) in shares outstanding	41	$823

Year ended August 31, 2019:
Shares issued in reinvestment of dividends and distributions	63	$1,135

Net increase (decrease) in shares outstanding	63	$1,135

*	Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

8.	Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 – 10/1/2020	10/4/2018 – 10/2/2019
Total Commitment	$ 1,222,500,000*	$ 900,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Subsequent to the reporting period end, the SCA has been renewed effective October 2, 2020 and will provide a commitment of $1,200,000,000 through September 30, 2021. The commitment fee paid by the Participating Funds will continue to be 0.15% of the unused portion of the SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended August 31, 2020.

PGIM Jennison Blend Fund	45

Notes to Financial Statements (continued)

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund’s holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern

46

Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.

PGIM Jennison Blend Fund	47

Financial Highlights

Class A Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$19.81	$23.31	$21.09	$19.19	$20.82
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.09	0.08	0.06	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.36	(1.39)	4.07	3.12	0.48
Total from investment operations	4.43	(1.30)	4.15	3.18	0.57
Less Dividends and Distributions:
Dividends from net investment income	(0.10)	(0.09)	(0.02)	(0.17)	(0.04)
Distributions from net realized gains	(1.30)	(2.11)	(1.91)	(1.11)	(2.16)
Total dividends and distributions	(1.40)	(2.20)	(1.93)	(1.28)	(2.20)
Net asset value, end of year	$22.84	$19.81	$23.31	$21.09	$19.19
Total Return(b):	23.38%	(4.69)%	20.90%	17.31%	2.96%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$966	$869	$998	$912	$874
Average net assets (in millions)	$860	$889	$960	$890	$884
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.96%	0.96%	0.93%	0.97%	0.98%
Expenses before waivers and/or expense reimbursement	0.96%	0.96%	0.93%	0.97%	0.98%
Net investment income (loss)	0.37%	0.43%	0.36%	0.30%	0.48%
Portfolio turnover rate(e)	66%	50%	50%	53%	53%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

48

Class C Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$17.32	$20.77	$19.10	$17.50	$19.27
Income (loss) from investment operations:
Net investment income (loss)	(0.11)	(0.08)	(0.08)	(0.07)	(0.04)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.76	(1.26)	3.66	2.84	0.43
Total from investment operations	3.65	(1.34)	3.58	2.77	0.39
Less Dividends and Distributions:
Dividends from net investment income	-	-	-	(0.06)	-
Distributions from net realized gains	(1.30)	(2.11)	(1.91)	(1.11)	(2.16)
Total dividends and distributions	(1.30)	(2.11)	(1.91)	(1.17)	(2.16)
Net asset value, end of year	$19.67	$17.32	$20.77	$19.10	$17.50
Total Return(b):	22.08%	(5.60)%	19.99%	16.51%	2.18%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$6	$6	$20	$20	$20
Average net assets (in millions)	$6	$14	$20	$20	$22
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	2.01%	1.81%	1.70%	1.67%	1.68%
Expenses before waivers and/or expense reimbursement	2.01%	1.81%	1.70%	1.67%	1.68%
Net investment income (loss)	(0.67)%	(0.46)%	(0.41)%	(0.40)%	(0.22)%
Portfolio turnover rate(e)	66%	50%	50%	53%	53%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Blend Fund	49

Financial Highlights (continued)

Class Z Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$19.87	$23.38	$21.13	$19.22	$20.86
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.14	0.14	0.12	0.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.37	(1.39)	4.08	3.12	0.48
Total from investment operations	4.50	(1.25)	4.22	3.24	0.63
Less Dividends and Distributions:
Dividends from net investment income	(0.16)	(0.15)	(0.06)	(0.22)	(0.11)
Distributions from net realized gains	(1.30)	(2.11)	(1.91)	(1.11)	(2.16)
Total dividends and distributions	(1.46)	(2.26)	(1.97)	(1.33)	(2.27)
Net asset value, end of year	$22.91	$19.87	$23.38	$21.13	$19.22
Total Return(b):	23.68%	(4.42)%	21.24%	17.67%	3.24%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$35	$30	$36	$32	$33
Average net assets (in millions)	$31	$31	$34	$30	$37
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.68%	0.69%	0.66%	0.67%	0.68%
Expenses before waivers and/or expense reimbursement	0.68%	0.69%	0.66%	0.67%	0.68%
Net investment income (loss)	0.65%	0.70%	0.64%	0.60%	0.77%
Portfolio turnover rate(e)	66%	50%	50%	53%	53%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

50

Class R6 Shares
			October 26, 2017(a) through August 31,
	Year Ended August 31,

	2020	2019	2018

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$19.87	$23.38	$21.85
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.14	0.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.37	(1.39)	3.37
Total from investment operations	4.50	(1.25)	3.50
Less Dividends and Distributions:
Dividends from net investment income	(0.16)	(0.15)	(0.06)
Distributions from net realized gains	(1.30)	(2.11)	(1.91)
Total dividends and distributions	(1.46)	(2.26)	(1.97)
Net asset value, end of period	$22.91	$19.87	$23.38
Total Return(c):	23.69%	(4.42)%	17.25%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$14	$11	$12
Average net assets (in thousands)	$12	$11	$11
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.68%	0.68%	0.66	%(e)
Expenses before waivers and/or expense reimbursement	130.02%	165.48%	218.39	%(e)
Net investment income (loss)	0.65%	0.71%	0.68	%(e)
Portfolio turnover rate(f)	66%	50%	50%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Blend Fund	51

Report of Independent Registered Public

Accounting Firm

To the Shareholders of PGIM Jennison Blend Fund and Board of Directors

Prudential Jennison Blend Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Jennison Blend Fund, a series of Prudential Jennison Blend Fund, Inc., (the Fund), including the schedule of investments, as of August 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or period indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

October 15, 2020

52

Fund Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Company’s Board of Directors (the “Board”) has approved PGIM Investments LLC (“PGIM Investments”), the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 3-5, 2020, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from the inception of the Fund’s LRMP on December 1, 2018 through December 31, 2019 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

PGIM Jennison Blend Fund	53

Tax Information (unaudited)

We are advising you that during the year ended August 31, 2020, the Fund reports the maximum amount allowed per share, but not less than $1.30 for Class A, B, C, Z and R6 as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended August 31, 2020, the Fund reports, in accordance with Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD).

	QDI	DRD
PGIM Jennison Blend Fund, Inc.	100%	100%

In January 2021, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2020.

54

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Blend Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly, Telemat Ltd). (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006–June 2020); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Executive Committee of the IDC Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 1945 Board Member Portfolios Overseen: 95	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison Blend Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

PGIM Jennison Blend Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018 - present) of PGIM Investments LLC; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Charles H. Smith 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Jennison Blend Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Blend Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 27, 2020 and on June 9-11, 2020 and approved the renewal of the agreements through July 31, 2021, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 27, 2020 and on June 9-11, 2020.

[1]	PGIM Jennison Blend Fund is the sole series of Prudential Jennison Blend Fund, Inc.

PGIM Jennison Blend Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Jennison Blend Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2019.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2019. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer

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Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	2nd Quartile	3rd Quartile	3rd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund underperformed its benchmark index over all periods.
•

The Board considered PGIM Investments’ assertion that the Fund’s underperformance was attributable to the Fund’s structural allocation to smaller-market-capitalization stocks, which underperformed their larger-cap counterparts in 2019.

•

The Board also noted PGIM Investments’ assertion that, when evaluating the performance of the underlying strategies of the Fund (growth, value, and small-cap strategies) versus their respective benchmarks, all three strategies were either in line with or outperforming their benchmarks over the past three-year annualized period.

•	The Board noted that the Fund outperformed its benchmark index and ranked in the first quartile (13th percentile) of its Peer Group in the last quarter of 2019.
•

The Board and PGIM Investments agreed to retain the existing contractual expense cap, which (exclusive of certain fees and expenses) caps annual fund operating expenses at 0.68% for Class R6 shares through December 31, 2020.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Blend Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Blend Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON BLEND FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	PBQAX	PRECX	PEQZX	PBQQX
CUSIP	74441T108	74441T306	74441T405	74441T603

MF101E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended August 31, 2020 and August 31, 2019, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $24,050 and $24,050 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended August 31, 2020, fees of $1,418 were billed to the Registrant for services rendered by KPMG in connection with an accounting system conversion and were paid by The Bank of New York Mellon. In addition, for the fiscal year ended August 31, 2020, fees of $848 were billed to the Registrant for services rendered by KPMG in connection with the auditor transition. For the fiscal year ended August 31, 2019, there are no fees to report.

(c) Tax Fees

For the fiscal years ended August 31, 2020 and August 31, 2019: none.

(d) All Other Fees

For the fiscal years ended August 31, 2020 and August 31, 2019: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds.

Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal year ended August 31, 2020, 100% of the services referred to in Item 4(b) was approved by the audit committee. For the fiscal year ended August 31, 2019: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2020 and August 31, 2019 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Jennison Blend Fund, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	October 15, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	October 15, 2020

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	October 15, 2020